Exhibit 21.1

Subsidiaries of

Apple Hospitality REIT, Inc.

At December 31, 2023

(The state of incorporation or organization of each subsidiary is Virginia, except as noted below)

A. Direct Subsidiaries

Apple Air Holding, LLC

Apple Fund Management, LLC

Apple Acquisition Company, LLC

Apple Nine Hospitality, Inc.

Apple Nine Oklahoma, LLC

Apple REIT Eight, Inc.

Apple REIT Seven, Inc.

Apple REIT Ten, Inc.

B. Indirect Subsidiaries (held through direct subsidiaries or other indirect subsidiaries)

Apple Eight California, Inc.

Apple Eight Hospitality Management, Inc.

Apple Eight Hospitality Massachusetts Services, Inc.

Apple Eight Hospitality Massachusetts, Inc.

Apple Eight Hospitality Midwest, LLC

Apple Eight Hospitality Ownership, Inc.

Apple Eight Hospitality Texas Services, LLC

Apple Eight Hospitality, Inc.

Apple Eight NC GP, Inc.

Apple Eight NC LP, Inc.

Apple Eight North Carolina, L.P.

Apple Eight Services Jacksonville, Inc.

Apple Eight Services Westford, Inc.

Apple Eight SPE Savannah, Inc.

Apple Eight SPE Westford, Inc.

Apple Hospitality Anchorage 7056, LLC

Apple Hospitality Cleveland 7138, LLC

Apple Hospitality FTW Charlie, LLC

Apple Hospitality FTW Northton, LLC

Apple Hospitality Grapevine, LLC

Apple Hospitality HBC, LLC

Apple Hospitality Huntsville 7423, LLC

Apple Hospitality Kirkland, LLC

Apple Hospitality Las Vegas 7145, LLC

Apple Hospitality Louisville 7136, LLC

Apple Hospitality Madison 7131, LLC

Apple Hospitality Memphis, LLC

Apple Hospitality Miami 7435, LLC

Apple Hospitality Pittsburgh 7137, LLC

Apple Hospitality Portland Pearl District, LLC

Apple Hospitality Prattville 7443, LLC

Apple Hospitality Renton 7143, LLC

Apple Hospitality San Diego 7437, LLC

Apple Hospitality SDRBC, LLC

Apple Hospitality Seattle Lake Union, LLC

Apple Hospitality SLC Garage 7142, LLC

Apple Hospitality SLCC 7140, LLC

Apple Hospitality SLCH 7141, LLC

Apple Hospitality Somerset 7601, LLC

Apple Hospitality South Jordan 7144, LLC

Apple Hospitality Tukwila 7648, LLC

Apple Nine Florida Services, Inc.

Apple Nine Hospitality Management, Inc.

Apple Nine Hospitality Ownership, Inc.

Apple Nine Hospitality Texas Services, Inc.

Apple Nine Hospitality Texas Services II, Inc.

Apple Nine Hospitality Texas Services III, Inc.

Apple Nine Hospitality Texas Services IV, Inc.

Apple Nine Hospitality Texas Services V, Inc.

Apple Nine Louisiana, L.P.

Apple Nine Louisiana GP, Inc.

Apple Nine Malvern Pennsylvania Business Trust*

Apple Nine Missouri, LLC

Apple Nine NC GP, Inc.

Apple Nine NC LP, Inc.

Apple Nine North Carolina, L.P.

Apple Nine Pennsylvania Business Trust*

Apple Nine Pennsylvania, Inc.

Apple Nine Services Boise, Inc.

Apple Nine Services Richmond, Inc.

Apple Nine SPE Boise, Inc.

Apple Nine SPE Burbana, Inc.

Apple Nine SPE Madison, Inc.

Apple Nine SPE Malvern, Inc.

Apple Nine SPE Portland, Inc.

Apple Nine SPE Richmond, Inc.

Apple Nine SPE San Jose, Inc.

Apple Seven Hospitality Management, Inc.

Apple Seven Hospitality Ownership, Inc.

Apple Seven Hospitality, Inc.

Apple Seven Management Services GP, Inc.

Apple Seven Management Services LP, Inc.

Apple Seven Management Services New Orleans GP, Inc.

Apple Seven New Orleans GP, Inc.

Apple Seven New Orleans LP, Inc.

Apple Seven Services Highlands Ranch, Inc.

Apple Seven Services, LLC

Apple Seven Services II, LLC

Apple Seven Services Miami, Inc.

Apple Seven Services New Orleans, L.P.

Apple Seven Services Provo-San Diego, Inc.

Apple Seven Services Richmond, Inc.

Apple Seven Services San Diego, Inc.

Apple Seven Services Southeast, L.P.

Apple Seven SPE New Orleans, L.P.

Apple Seven SPE Richmond, Inc.

Apple Seven SPE San Diego, Inc.

Apple Six Hospitality Air, LLC

Apple Ten Alabama Services, LLC

Apple Ten Business Trust

Apple Ten Florida Services, Inc.

Apple Ten Hospitality Management, Inc.

Apple Ten Hospitality Ownership, Inc.

Apple Ten Hospitality Texas Services II, Inc.

Apple Ten Hospitality Texas Services III, Inc.

Apple Ten Hospitality Texas Services IV, Inc.

Apple Ten Hospitality Texas Services, Inc.

Apple Ten Hospitality, Inc.

Apple Ten Illinois MM, Inc..

Apple Ten Illinois Services, Inc.

Apple Ten Illinois, LLC

Apple Ten NC GP, Inc.

Apple Ten NC LP, Inc.

Apple Ten Nebraska, LLC

Apple Ten North Carolina, L.P.

Apple Ten Oklahoma Services, Inc.

Apple Ten Oklahoma, LLC

Apple Ten Services Capistrano, Inc.

Apple Ten Services Colorado Springs, Inc.

Apple Ten Services Denver, Inc.

Apple Ten Services Franklin I, Inc.

Apple Ten Services Franklin II, Inc.

Apple Ten Services Gainesville, Inc.

Apple Ten Services Knoxville II, Inc.

Apple Ten Services OHare, Inc.

Apple Ten Services Scottsdale, Inc.

Apple Ten SPE Calibraska, Inc.

Apple Ten SPE Capistrano, Inc.

Apple Ten SPE Colorado Springs, Inc.

Apple Ten SPE Denver, Inc.

Apple Ten SPE Franklin I, Inc.

Apple Ten SPE Franklin II, Inc.

Apple TRS Cleveland 7138, LLC

Apple TRS Las Vegas 7145, LLC

Apple TRS Louisville 7136, LLC

Apple TRS Madison 7131, LLC

Apple TRS Pittsburgh 7137, LLC

Apple TRS Renton 7143, LLC

Apple TRS SLCC 7140, LLC

Apple TRS SLCH 7141, LLC

Apple TRS South Jordan 7144, LLC

D&D Beverage Services, LLC**

Sunbelt-I2CF, LLC***

* State of organization is Pennsylvania

** State of organization is Kansas

*** State of organization is Florida